Exhibit 32

  Certification of Principal Executive Officer and Principal Financial Officer
                             18 U.S.C. Section 1350
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002



The undersigned, the Principal Executive Officer (President) and the Principal Financial Officer (CFO) of GLOBAL BIOTECH CORP. (the "Company"), hereby certifies that to his knowledge on the date hereof:

        (a) The Annual Report on Form 10-K SB of the Company for the year ended November 30, 2008, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and
        (b) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 27,2009

                                                                 /s/ Louis Greco
                                                                 ---------------
                                                           Louis Greco,President
                                                   (Principal Executive Officer)


                                                             /S/ Perry Choiniere
                                                             -------------------
                                                                 Perry Choiniere
                                                         Chief Financial Officer



This certification accompanies the Report pursuant to the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.